                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:                                 June 25, 2002
                                                -------------

ADVANTA Mortgage Loan Trust 1998-4A,  1998-4B, 1998-4C

New York                               333-52351-02            88-0360305
                                       333-52351-03            23-2723382
                                       333-52351-04



c/o Chase Manhattan Mortgage
Attn:  H. John Berens
10790 Rancho Bernardo Road
San Diego, CA  92127

(858) 676-3099


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Item 5.                                Other Events

Information relating to the distributions to Certificate holders for the May, 2002 Monthly Period of the Trust in respect of the Mortgage Backed Notes, Series 1998-4, Class A, Class B and Class C (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of November 1, 1998 between ADVANTA Mortgage Corp., USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                                Financial Statements, Exhibits

                       Exhibit No.                      Exhibit
                       -----------                      -------

                                    1. Monthly Report for the May 2002
                                       Monthly  Period  relating to the Mortgage
                                       Backed  Notes  Series  1998-4,  Class  A,
                                       Class  B,  and  Class  C  issued  by  the
                                       ADVANTA   Mortgage  Loan  Trust  1998-4A,
                                       1998-4B, 1998-4C.



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                                  EXHIBIT INDEX

Exhibit
-------

           1. Monthly Report for the May 2002 Monthly Period relating to the Mortgage Backed Notes, Series 1998-4, Class A, Class B, and Class C issued by the ADVANTA Mortgage Loan Trust 1998-4A, 1998-4B, 1998-4C.


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Mortgage Loan Trust 1998-4A, 19984-B, 1998-4C.

BY:                       ADVANTA Mortgage Corp., USA




BY:                       /s/ H. John Berens
                          ------------------
                          H. John Berens
                          Senior Vice President
                          Chase Manhattan Mortgage



September 23, 2002